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                    GOLDMAN SACHS VARIABLE INSURANCE TRUST

                               ----------------

                        SUPPLEMENT DATED MAY 1, 1998 TO
                       PROSPECTUS DATED JANUARY 1, 1998

  On the Cover Page and under "Fund Highlights--What are the Investment Objectives and Policies of the Funds" and "Investment Objectives and Policies--Mid Cap Equity Fund," the following changes are made:

  The range of public stock market capitalization in which the Fund will invest is amended such that the Mid Cap Equity Fund will seek to meet its objective primarily through investments in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment (currently between $400 million and $16 billion).

  Under "Overview of Investment Styles--Equity Funds" the International Equity Fund is deleted from the "Growth Style" section and the following paragraph is added:

  ACTIVELY MANAGED FUND. The International Equity Fund is managed using an active international approach, which utilizes a consistent process of stock selection undertaken by portfolio management teams located within each of the major investment regions, including Europe, Japan, Asia and the United States. In selecting securities, the Investment Adviser uses a long-term, bottom-up strategy based on first-hand fundamental research that is designed to give broad exposure to the available opportunities while seeking to add return primarily through stock selection. Equity securities for this Fund are evaluated based on three key factors--the business, the management and the valuation. The Investment Adviser ordinarily seeks securities that have, in the Investment Adviser's opinion, superior earnings growth potential, sustainable franchise value with management attuned to creating shareholder value and relatively discounted valuations. In addition, the Investment Adviser uses a multi-factor risk model which seeks to assure that deviations from the benchmark are justifiable.

  Under "INVESTMENT TECHNIQUES" subsection the following two paragraphs are added after subsection "Futures Contracts and Options on Futures Contracts:"

  STANDARD & POOR'S DEPOSITORY RECEIPTS

  Each Fund (other than the High Yield and Global Income Funds) may, consistent with its objectives, purchase Standard & Poor's Depository receipts ("SPDRs"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons, including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risks to the portfolio as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

  EQUITY SWAPS

  Each Fund (other than the High Yield and Global Income Funds) may invest up to 10% of its total assets in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impractical. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. The value of some components of an equity swap (such as the dividends on a common stock) may also be
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  sensitive to changes in interest rates. Furthermore, during the period a swap is outstanding, a Fund may suffer a loss if the counterparty defaults. In connection with its investments in equity swaps, a Fund will either segregate cash or liquid assets or otherwise cover its portion in a manner required by the SEC.

  Under "INVESTMENT TECHNIQUES" subsection "Miscellaneous Techniques" the language "and Standard and Poor's Depository Receipts" under item (i) is deleted.

  Under "MANAGEMENT" subsection "Fund Managers," the following portfolio managers have been added:

                                           YEARS
                           FUND          PRIMARILY           FIVE YEARS
 NAME AND TITLE       RESPONSIBILITY    RESPONSIBLE      EMPLOYMENT HISTORY
 --------------     ------------------- ----------- ---------------------------
 Guy P. de C.       Portfolio Manager-- Since 1997  Mr. Bennett joined the
 Bennett            International                   Investment Adviser in 1996
  Vice President    Equity                          and is also co-head of our
                                                    Japanese Equity Group in
                                                    Tokyo. From 1984 to 1996,
                                                    he was a portfolio manager
                                                    and an Executive Director
                                                    at CIN Management.
 Lawrence S. Sibley Portfolio Manager-- Since 1997  Mr. Sibley joined the
  Vice President    Growth and Income               Investment Adviser in 1997.
                    Mid Cap Equity                  From 1994 to 1997 he headed
                                                    Institutional Equity Sales
                                                    at J.P. Morgan Securities
                                                    and from 1987 to 1994, he
                                                    was a principal of Sanford
                                                    C. Bernstein & Co. in its
                                                    Institutional Sales
                                                    Department.